EXHIBIT 99.1

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NorthWestern
Corporation                                                  News Release
                                                             NYSE:NOR



Contacts:

Investors/Media:

Roger Schrum
605-978-2848
roger.schrum@northwestern.com

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                NORTHWESTERN TO DEFER DISTRIBUTIONS ON ALL SERIES
                          OF TRUST PREFERRED SECURITIES

              Company Working to Improve Liquidity and Reduce Debt
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SIOUX FALLS, S.D. - May 23, 2003 - NorthWestern Corporation (NYSE:NOR) today announced that its Board of Directors has elected to defer interest payments on the subordinated debentures of all series of its trust preferred securities. As a result, cash distributions on all series of the trust preferred securities issued by the Company's affiliated trusts will be deferred.

NorthWestern previously announced that it is implementing a turnaround plan intended to strengthen the Company's balance sheet and position it for improved financial performance. A key element of the plan calls for reducing the Company's debt by applying net proceeds from the sale of noncore businesses and assets. The deferral of interest on the subordinated debentures and, consequently, deferral of cash distributions on the trust preferred securities, and the previously implemented suspension of common stock dividends builds upon the Company's actions to preserve cash and pay down debt.

NorthWestern has five wholly owned special-purpose business trusts which are affected by the action including NWPS Capital Financing I (NYSE:NOR PrA); NorthWestern Capital Financing I (NYSE:NOR PrB); NorthWestern Capital Financing II (NYSE:NOR PrC); NorthWestern Capital Financing III (NYSE:NOR PrD); and Montana Power Capital I (NYSE:MTP PrA).

NorthWestern has the right, on one or more occasions, to defer interest payments on the subordinated debentures for up to 20 consecutive quarters unless a default under the subordinated debentures has occurred and is continuing. During the period in which interest payments on the subordinated debentures are deferred and, consequently, distributions on the trust preferred securities are deferred, distributions will continue to accumulate on the trust preferred securities at the applicable annual rate, to the extent permitted by law. Also, the deferred distributions will themselves accumulate distributions at the applicable annual rate, to the extent permitted by law. During the period in which interest payments on the subordinated debentures are deferred, holders of the trust preferred securities will be required to accrue interest income for United States federal income tax purposes, even through no cash distributions will be received during such period.


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NorthWestern Defers Preferred Securities Distributions
May 23, 2003
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"We are focused on NorthWestern's turnaround and are committed to taking appropriate actions to restore financial stability to the Company. Although deferring interest payments on the subordinated debentures and, consequently, distributions on our trust preferred securities was a difficult decision by the Board, it will result in a reduction of cash expenditures of approximately $30 million annually which is necessary to help improve the Company's liquidity," said Gary G. Drook, NorthWestern's Chief Executive Officer. "As our cash position improves, we expect to pursue strategies to reduce our sizeable debt. We may use excess cash to selectively prepay indebtedness or retain proceeds to repay debt as it matures."

About NorthWestern
NorthWestern Corporation is one of the largest providers of electricity and natural gas in the Upper Midwest and Northwest, serving approximately 598,000 customers in Montana, South Dakota and Nebraska. NorthWestern also has investments in Expanets, Inc., a nationwide provider of networked communications and data services to small and mid-sized businesses; and Blue Dot Services Inc., a provider of heating, ventilation and air conditioning services to residential and commercial customers.

Forward-Looking Statements

STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: All statements contained herein, as well as statements made in press releases and oral statements that may be made by us or by officers, directors or employees acting on our behalf, that are not statements of historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Among the factors that could cause our actual results or outcomes to differ materially are: our success in implementing our turnaround plan, which is dependent upon receiving significant proceeds from the sale of non-core assets; if we are unable to significantly reduce our debt, restructure our debt or obtain additional capital, then our ability to fund our operations and service our substantial indebtedness will be adversely affected; risks regarding the shareholder class action lawsuit relating to the disposition of the energy assets by The Montana Power Company, including our acquisition of the electric and natural gas transmission and distribution business formerly held by The Montana Power Company, together with ERISA litigation regarding The Montana Power Company ESOP and 401(k) plan; risks of existing shareholder and derivative litigation and additional litigation and regulatory action in connection with the restatement of our 2002 quarterly financial statements and the potential liability from any such litigation or regulatory action; our ability to address and fully correct inadequacies or material weaknesses in our internal controls and thereafter to maintain an effective internal controls structure; the risk of disruption of Expanets' business, including the loss of key employees, customers and suppliers, and reduction in the value of such business and its assets as a result of our efforts to sell or dispose of Expanets, or its assets, and our limited ability to provide further funds to such business; adverse federal, state, or local legislation or regulation or adverse determinations by regulators; costs associated with environmental liabilities and compliance with environmental laws; unscheduled outages, maintenance or repairs; the adverse impact of weather conditions and seasonal fluctuations; unanticipated changes in commodity prices or in fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation problems or other developments; the risk of vendors requiring additional credit support, including letters of credit, or other constraints on credit; our ability to recover transition costs; disallowance by the Montana Public Service Commission of the recovery of the costs incurred in entering into our default supply portfolio contracts while we are required to act as the "default supplier;" increases in interest rates; our credit ratings with Moody's, Standard & Poor's and Fitch; the rate of growth and economic conditions in our service territories; a lack of minority interest basis, which requires us to recognize an increased share of operating losses at certain of our subsidiaries; the ability of our unregulated businesses to obtain independent financing without reliance on us; possible future actions and developments of CornerStone Propane Partners L.P., Expanets, Inc. and Blue Dot Services Inc.; changes in general economic and competitive conditions in the markets in which we may compete; risks regarding business uncertainties related to the occurrence of natural disasters, war, hostilities and the threat of


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NorthWestern Defers Preferred Securities Distributions
May 23, 2003
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terrorist actions; and other factors identified from time to time in our filings with the SEC. This news release should be read in conjunction with our Annual Report on Form 10-K for 2002, as amended, and any subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, which can be located at www.sec.gov or requested from the Company.

    Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors.

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